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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                          The Williams Companies, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                          1-4174                 73-0569878
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(State or other                    (Commission           (I.R.S. Employer
jurisdiction of                    File Number)         Identification No.)
incorporation)


  One Williams Center, Tulsa, Oklahoma                                 74172
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(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On June 30, 2003, The Williams Companies, Inc. ("Williams") announced it closed two transactions involving the sale of certain assets in the company's exploration and production and midstream businesses. The sales involved the previously announced sale of natural gas exploration and production properties in the Denver-Julesberg basin in northeastern Colorado for $28 million and a new sale for $27.5 million, subject to certain closing adjustments, involving Williams' 45 percent ownership interest in the 223-mile Rio Grande Pipeline that transports natural gas liquids from Hobbs, N.M., to Ciudad Juarez, Chihuahua.

Item 7.  Financial Statements and Exhibits.

         Williams files the following exhibit as part of this report:

         Exhibit 99 Copy of Williams' press release dated June 30, 2003, publicly reporting the matters discussed herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE WILLIAMS COMPANIES, INC.


Date: July 1, 2003                               /s/ Brian K. Shore
                                            ---------------------------------
                                            Name: Brian K. Shore
                                            Title: Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99 Copy of Williams' press release dated June 30, 2003, publicly reporting the matters discussed herein.